Exhibit 10.1

WAIVER AND NINTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Waiver and Ninth Amendment to Amended and Restated Credit Agreement (this “Amendment”) dated as of October 5, 2007 (the “Effective Date”), is by and among PENN VIRGINIA CORPORATION, a Virginia corporation (the “Borrower”), the financial institutions party hereto, as lenders, and JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)) (the “Administrative Agent”).

RECITALS:

WHEREAS, the Borrower, each Lender then a party thereto, the Administrative Agent, the other agents party thereto, and the LC Issuer have heretofore entered into that certain Amended and Restated Credit Agreement dated as of December 4, 2003, as amended by that certain Consent and First Amendment to Amended and Restated Credit Agreement dated as of December 29, 2004, and as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 15, 2005, and as amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of April 14, 2006, and as amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of August 25, 2006, and as amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of November 1, 2006, and as amended by that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of April 13, 2007, and as amended by that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of June 12, 2007, and as amended by that certain Waiver and Eighth Amendment to Amended and Restated Credit Agreement dated as of August 1, 2007 (the “Eighth Amendment”), and as otherwise amended, supplemented or modified from time to time prior to the Effective Date (the “Credit Agreement”), pursuant to which the Lenders have agreed to make revolving credit loans to, and participate in letters of credit issued for, the benefit of the Borrower under the terms and provisions stated therein; and

WHEREAS, the Borrower has requested that (i) Capital One N.A. (“Capital One”) become a Lender party to the Credit Agreement as set forth herein, and (ii) each of Comerica Bank and PNC Bank, National Association (each of which is, as of the Effective Date, and has heretofore been, a party to the Credit Agreement as a Lender (each, an “Assigning Lender”)), severally and not jointly, sell and assign to Capital One, and Capital One purchase and assume from each Assigning Lender, a portion of each Assigning Lender’s respective Commitment and a proportionate share of each Assigning Lender’s respective outstanding Loans and participations in Letters of Credit, such that, after giving effect to such sale and assignment and purchase and assumption, each of the Assigning Lenders and Capital One shall have Commitments, outstanding Loans and participations in Letters of Credit proportionate (relative to all of the outstanding Loans and participations in Letters of Credit) to their respective Commitments set forth on Annex I hereto; and

WHEREAS, the Borrower has also requested that the Lenders make certain modifications to the Credit Agreement and the Loan Documents as more particularly set forth below, subject to the terms and conditions set forth herein and in the Credit Agreement as amended hereby; and

WHEREAS, subject to the terms and conditions of this Amendment and the Credit Agreement, each of the Lenders party hereto (including Capital One) and the Administrative Agent have agreed to enter into this Amendment in order to effectuate such amendments and modifications to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) The definition of “Aggregate Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“ “Aggregate Commitment” means the aggregate of the Commitments of all the Lenders, as increased or reduced from time to time pursuant to the terms hereof; provided that the Aggregate Commitments shall not at any time exceed $525,000,000”.

(b) Section 2.5(ii)(a)(2) of the Credit Agreement is hereby amended by deleting “$500,000,000” therein and inserting in its place “$525,000,000”.

(c) The Credit Agreement is hereby amended by deleting the existing Commitment Schedule to the Credit Agreement and inserting in its place the schedule of commitments set forth in Annex 1 attached to this Amendment as the new Commitment Schedule to the Credit Agreement.

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a) Executed Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent, the LC Issuer and each of the Lenders (including Capital One).

(b) Notes. The Administrative Agent shall have received a Note on behalf each Lender that has requested a Note pursuant to Section 2.13 of the Credit Agreement payable to the order of each such requesting Lender.

(c) Legal Opinions. The Administrative Agent shall have received the written legal opinion of (i) Nancy M. Snyder, Esq., as general counsel to Borrower and the Guarantors, and (ii) Vinson & Elkins L.L.P., as special counsel to Borrower and the Guarantors, each of which shall be addressed to the Administrative Agent, the LC Issuer and the Lenders and shall be in form and substance satisfactory to the Administrative Agent.

(d) Other Conditions. The Borrower shall have confirmed and acknowledged to the Administrative Agent, the LC Issuer and the Lenders, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties made by the Borrower or any other Loan Party contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof; (iv) no Default or Unmatured Default exists under the Credit Agreement or any of the other Loan Documents.

Section 4. Renewal and Continuation of Existing Loans and Letters of Credit.

(a) In connection herewith, each Assigning Lender, severally and not jointly, irrevocably sells and assigns to Capital One, and Capital One hereby irrevocably purchases and assumes from each Assigning Lender, as of the Effective Date, so much of each such Assigning Lender’s respective Commitment, outstanding Loans and participations in Letters of Credit, and rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto (including without limitation any guaranties and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of such Assigning Lender against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby), such that each Assigning Lender’s and Capital One’s Commitment, percentage of the outstanding Loans and participations in Letters of Credit, and rights and obligations as a Lender shall be equal to its Pro Rata Share (determined based on the Commitments set forth on Annex I hereto) of the aggregate amount of all Commitments, outstanding Loans and all participations in Letters of Credit and other rights and obligations. Capital One acknowledges and agrees that the sale and assignment, and purchase and assumption hereunder is without recourse to the Assigning Lenders (or any other Lender) and without any warranties whatsoever by any Assigning Lender (except as expressly set forth in Section 6), any other Lender or the Administrative Agent.

(b) Upon the Effective Date, all Loans and participations in Letters of Credit of the Assigning Lenders outstanding immediately prior to the Effective Date shall be, and hereby are, restructured, rearranged, renewed, extended and continued as provided in this Amendment and shall continue as Loans and participations in Letters of Credit of each Assigning Lender and Capital One, respectively, under the Credit Agreement.

Section 5. Capital One as a Lender.

(a) Upon the effectiveness of this Amendment, and by its execution and delivery hereof, Capital One (i) shall be deemed automatically to have become a party to the Credit Agreement, (ii) shall have all the rights and obligations of a “Lender” under the Credit Agreement and the other Loan Documents, and (iii) has agreed, and does hereby agree, to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents to which the Lenders are a party, in each case, as if it were a signatory thereto.

(b) Capital One (i) represents and warrants that (1) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (2) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, provide its Commitment and acquire its interest in the Loans and participations in Letters of Credit outstanding as of the Effective Date, (3) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitment, shall have the obligations of a Lender thereunder, and (4) it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered pursuant to Section 6.1.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, become a Lender, provide its respective Commitment and acquire its interest in the Loans and participations in Letters of Credit outstanding as of the Effective Date, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent (or any Affiliate thereof acting in any capacity) or any other Lender; and (ii) agrees that (1) it will, independently and without reliance on the Administrative Agent (or any Affiliate thereof acting in any capacity) or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and any other Loan Documents, and (2) it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement or any other Loan Documents are required to be performed by it as a Lender.

(c) Capital One hereby advises the Administrative Agent that its address for notices and its lending office shall be as set forth in its administrative questionnaire previously delivered to the Administrative Agent or as otherwise specified in accordance with the Credit Agreement.

Section 6. Representations of Assigning Lenders. Each Assigning Lender, severally and not jointly, (a) represents and warrants to the Administrative Agent, the LC Issuer, and Capital One that it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby;

and (b) affirmatively disclaims any and all responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any Guarantor, any Subsidiary or Affiliate or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any Guarantor, any Subsidiary or Affiliate or any other Person of any of their respective obligations under any Loan Document.

Section 7. Increase of Borrowing Base.

(a) The Borrowing Base shall be increased to $525,000,000 from and after the Effective Date until the Borrowing Base shall be otherwise redetermined in accordance with the Credit Agreement.

(b) Both the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to clause (a) of this Section 7 constitutes the regularly scheduled Borrowing Base redetermination for Fall 2007 (and shall not constitute a special redetermination of the Borrowing Base pursuant to Section 2.21(v) of the Credit Agreement).

(c) Each party hereto acknowledges and consents to the early delivery by the Borrower of the Reserve Report dated June 30, 2007, and to the early redetermination of the Borrowing Base for Fall 2007 pursuant to the terms of this Amendment notwithstanding anything to the contrary set forth in the Credit Agreement.

Section 8. Waiver Regarding Disposition of Roaring Fork Royalties. Each of the Administrative Agent, the LC Issuer and each Lender party hereto hereby agrees and acknowledges that, notwithstanding any provision to the contrary set forth in the Credit Agreement (including, specifically, Section 6.2.11 thereof) or the other Loan Documents (if any), (i) PVA Oil & Gas shall be, and hereby is, permitted to assign, convey or otherwise transfer some or all of its royalty interests in the Roaring Fork Field (located in Floyd, Harlan and Letcher Counties, Kentucky, and Russell, Scott, Wise, Lee and Dickenson Counties, Virginia) (the “Roaring Fork Royalties”) so long as no Default shall exist at the time of such assignment, conveyance or other transfer or after giving effect thereto, and (ii) the Borrowing Base in effect immediately prior to the consummation of such disposition shall not be reduced as a result of such disposition, but shall remain in effect until the Borrowing Base is otherwise redetermined in accordance with the Credit Agreement. Each of the Administrative Agent, the LC Issuer and each Lender party hereto hereby further agrees and acknowledges that the foregoing waiver shall not reduce the remaining amount, if any, otherwise available to the Borrower and the other Loan Parties as of the effectiveness hereof to sell, transfer, assign or otherwise transfer or dispose of any assets or any interest therein otherwise expressly permitted under Section 6.2.11 of the Credit Agreement. In furtherance of the foregoing, the LC Issuer and each Lender party hereto hereby authorize the Administrative Agent to release any and all Liens in favor of the Administrative Agent encumbering the Roaring Fork Royalties, if any.

Section 9. Fees Payable to Lenders. Concurrently with the effectiveness of this Amendment, the Borrower shall pay to the Administrative Agent for the account of each Lender, a fee equal to 0.25% of the positive difference, if any, of (a) such Lender’s Commitment after giving effect to this Amendment minus (b) such Lender’s Commitment immediately prior to the effectiveness of this Amendment.

Section 10. Ratification of Credit Agreement. Except as expressly amended, modified or waived by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall continue in full force and effect.

Section 11. Conditions Subsequent. The Borrower covenants and agrees to deliver or cause to be delivered to the Administrative Agent not later than October 31, 2007:

(a) Mortgage; Financing Statements. Mortgages from PVA Oil & Gas and PVA Texas, each duly completed and executed in a sufficient number of counterparts for recording in all appropriate jurisdictions, together with all other documents and instruments (including Uniform Commercial Code financing statements naming PVA Oil & Gas or PVA Texas, as applicable, as debtor) required by law or reasonably requested by the Administrative Agent with respect to such Mortgages, necessary to create first priority, perfected Liens (subject only to Excepted Liens identified in clauses (i) to (v), (vii) and (viii) of the definition thereof) covering the interests of PVA Oil & Gas or PVA Texas, as applicable, in those Oil and Gas Properties located in the Kingsville Field (which is located in Kleburg County, Texas), the Vertical CBM Field (which is located in Wyoming County, West Virginia), the Baxterville Field (which is located in Lamar and Marion Counties, Mississippi) and the Maxie Field (which is located in Forrest County, Mississippi), in each case, to which value is attributed in the Reserve Report dated June 30, 2007 (the “New Mortgaged Properties”).

(b) Title Materials. Title opinions or other title information, as the Administrative Agent may reasonably require, satisfactory to the Administrative Agent, setting forth the status of title to at least 60% of the value of the New Mortgaged Properties (based on the values attributed to such Properties in the Reserve Report dated as of June 30, 2007) included in the Borrowing Base.

(c) Local Counsel Opinions. The written legal opinion of local counsel to PVA Oil & Gas or PVA Texas, as applicable, in the States of Mississippi and West Virginia in form, scope and substance acceptable to the Administrative Agent opining that the Mortgages and UCC financing statements delivered pursuant to Section 11(a) are effective to create a valid, perfected Lien in favor of the Administrative Agent on the New Mortgaged Properties and the other Collateral located in the States of Mississippi and West Virginia, respectively, and are in proper form for recordation in each such state.

(d) Certificate of Authorized Officer. A certificate of an Authorized Officer of the Borrower confirming that after giving effect to the Mortgages described in Section 11(a), all of the Mortgaged Properties will represent at least the lesser of (i) 75% of the total value of the Oil and Gas Properties evaluated in the Reserve Report dated as of June 30, 2007, and included in the Borrowing Base after giving effect to exploration and production activities, acquisitions, dispositions and production or (ii) 125% of the Aggregate Commitment (after giving effect to the increase of the Aggregate Commitment pursuant to this Amendment).

Section 12. Consent to Amend Mortgages. By executing this Amendment, each Lender party hereto hereby consents to the Administrative Agent and, as applicable, PVA Oil & Gas or PVA Texas, as mortgagor, executing, delivering and filing of record in each appropriate jurisdiction, one or more amendments to each Mortgage to which PVA Oil & Gas or PVA Texas, as applicable, is a party for the purpose of increasing the maximum stated amount of the indebtedness secured by such Mortgage. Notwithstanding the foregoing consent, nothing herein shall obligate the Administrative Agent, PVA Oil & Gas or PVA Texas to amend the Mortgages as set forth above.

Section 13. Amendment of Mortgage Compliance Waiver in Eighth Amendment. The waiver by the Administrative Agent and the Lenders of the compliance obligations of the Loan Parties under Section 6.1.9(i) until December 15, 2007, which was set forth in Section 2 of the Eighth Amendment, is hereby amended to expire on October 31, 2007.

Section 14. Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 9.6 of the Credit Agreement.

Section 15. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “this Guaranty”, “this Pledge Agreement”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “the Guaranty”, “the Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage, the Guaranty, the Pledge Agreement or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 16. Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

Section 17. Applicable Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT DELIVERED PURSUANT HERETO (OTHER

THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF THE CONFLICTS OF LAW), BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

Section 18. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the LC Issuer, the Lenders and the Borrower and their respective successors and assigns.

Section 19. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

Section 20. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 21. NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE MATTERS HEREIN CONTAINED, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

EXECUTED as of the day and year first above written.

BORROWER:

PENN VIRGINIA CORPORATION, as Borrower

By:	/s/ NANCY M. SNYDER
Name:	Nancy M. Snyder
Title:	Executive Vice President, General Counsel and Corporate Secretary

ADMINISTRATIVE AGENT AND LENDERS

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), as Administrative Agent and as a Lender

By:	/s/ JO LINDA PAPADAKIS
Name:	Jo Linda Papadakis
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ DWIGHT BATTLE
Name:	Dwight Battle
Title:	Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ DON J. MCKINNERNEY
Name:	Don J. McKinnerney
Title:	Authorized Signatory

BNP PARIBAS, as a Lender

By:	/s/ DOUGLAS R. LIFTMAN
Name:	Douglas R. Liftman
Title:	Managing Director

and

By:	/s/ BETSY JOCHER
Name:	Betsy Jocher
Title:	Director

BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, as a Lender

By:	/s/ ADAM H. FEY
Name:	Adam H. Fey
Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ JOSH STRONG
Name:	Josh Strong
Title:	Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ HOLLY L. KAY
Name:	Holly L. Kay
Title:	Assistant Vice President

FORTIS CAPITAL CORP., as a Lender

By:	/s/ CASEY LOWARY
Name:	Casey Lowary
Title:	Director

and

By:	/s/ DARRELL HOLLEY
Name:	Darrell Holley
Title:	Managing Director

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ RAYMOND VENTURA
Name:	Raymond Ventura
Title:	Deputy General Manager

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ THOMAS E. STELMAN, JR.
Name:	Thomas E. Stelman, Jr.
Title:	Assistant Vice President/Portfolio Manager

CAPITAL ONE N.A., as a Lender

By:	/s/ STAN G. WEISER, JR.
Name:	Stan G. Weiser, Jr.
Title:	Vice President

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Waiver and Ninth Amendment to Amended and Restated Credit Agreement dated as of October 5, 2007 (the “Ninth Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Ninth Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Unmatured Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Ninth Amendment.

PENN VIRGINIA HOLDING CORP., a Delaware corporation

PENN VIRGINIA OIL & GAS CORPORATION, a Virginia corporation

PENN VIRGINIA OIL & GAS GP LLC, a Delaware limited liability company

PENN VIRGINIA OIL & GAS LP LLC, a Delaware limited liability company

PENN VIRGINIA MC CORPORATION, a Delaware corporation

PENN VIRGINIA MC ENERGY L.L.C., a Delaware limited liability company

PENN VIRGINIA MC OPERATING COMPANY L.L.C., a Delaware limited liability company

PENN VIRGINIA OIL & GAS, L.P., a Texas limited partnership

By Penn Virginia Oil & Gas GP LLC, a Delaware limited liability company, as its general partner

By	/s/ NANCY M. SNYDER
Name:	Nancy M. Snyder
Title:	Vice President

ANNEX 1

COMMITMENT SCHEDULE

Lender	Commitment
JPMorgan Chase Bank, N.A.	$70,218,750.00

Wachovia Bank, National Association	$70,218,750.00

Royal Bank of Canada	$55,781,250.00

BNP Paribas	$55,781,250.00

Bank of America, N.A.	$55,781,250.00

Comerica Bank	$37,237,500.00

PNC Bank, National Association	$37,237,500.00

Fortis Capital Corp.	$43,443,750.00

Mizuho Corporate Bank, Ltd.	$43,443,750.00

Wells Fargo Bank, National Association	$43,443,750.00

Capital One N.A.	$12,412,500.00

Total:	$525,000,000.00

S - 1